Exhibit 99.2
Second Quarter 2025 Investor Presentation The Exchange at Gwinnett | Atlanta, GA

2 © CTO Realty Growth, Inc. | ctoreit.com $50M $51M $69M $97M $111M $134M 2020 2021 2022 2023 2024 Q2 2025 Annualized $496M $690M $919M $946M $1.3B $1.3B 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 1/1/2025 Highlights Income Properties Revenues Enterprise Value As of June 30, 2025. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. 1. See reconciliation of our 2025 Core FFO and AFFO guidance to Net Income Attributable to the Company, per diluted share, in our Earnings Release on page 7. $0.45 Core FFO Per Share $213 Implied property value per square foot $19.35 Cash ABR PSF ~190,000 Square feet of comparable leasing activity 22% Comparable leasing spread 83% ABR from Georgia, Texas, Florida & North Carolina 93.9% Leased Occupancy $4.6M SNO Pipeline – 4.6% of in-place ABR 0.9% Quarterly same-property NOI growth $1.80 - $1.86 Guidance – Core FFO Per Diluted Share1 Q2 2025 Highlights 6/30/2025

3 © CTO Realty Growth, Inc. | ctoreit.com Company Highlights Unless otherwise noted, metrics are as of June 30, 2025, and reflect a $17.26 per share common stock price for CTO. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. 1. Calculated for actual extinguishment of Convertible Notes with combination of stock and cash. 2. Investment and disposition activity includes both properties and structured investments West Broad Village Glen Allen, VA 5.3M Square Feet 83% Of Portfolio ABR from Georgia, Texas, Florida & North Carolina 8.2% Implied Cap Rate 1 8.8% Annualized Dividend Yield 9.4x 2025 Core FFO Multiple at Guidance Midpoint $0.4 billion Total Disposition Activity: 2020-Present 2 $1.3 billion Total Acquisition Activity: 2020-Present 2 $598M Net Debt Outstanding $118M Series A Preferred $1.3B Enterprise Value $568M Equity Market Cap Shopping center REIT focused on open-air centers in fast growing MSAs in the Southeast and Southwest

4 © CTO Realty Growth, Inc. | ctoreit.com Portfolio by Asset Type 20% Grocery-Anchored Retail 48% if including shadow-anchored assets 34% Lifestyle 40% Power Center As of June 30, 2025 Percentages based on cash ABR excluding the impact of straight-line rent. Excludes 6% of ABR from other assets comprised of mixed-use asset, single tenant retail & single tenant office Madison Yards | Atlanta, GA The Shops at Legacy | Plano, TX Marketplace at Seminole | Sanford, FL

5 © CTO Realty Growth, Inc. | ctoreit.com Investment Strategy As of June 30, 2025 unless otherwise noted. 1. Also includes commercial loans secured by the borrower’s pledge of its ownership interest in an entity that owns real estate 2. Q2 2025 annualized metric comprised of $4.3 million of management fee income and $2.7 million of dividend income through CTO’s $34.8 million investment Ashford Lane | Atlanta, GA The Collection at Forsyth | Cumming, GA ▪ Focused on Southeast & Southwest U.S.: 83% of ABR comes from assets located in Georgia, Florida, Texas, and North Carolina ▪ Below Replacement Cost: Implied property value per square foot is $213, a discount to replacement cost ▪ Below Market Rents: 27% cash spreads on comparable leases year-to-date ▪ High Dividend: highest dividend yield in the shopping center sector ▪ Undervalued: the lowest core FFO multiples in the shopping center sector ▪ Focused on Lease-up and/or Repositioning Upside: Signed not opened pipeline is $4.6 million, or 4.6%, of current in-place cash rent ▪ Alternative Investments Provide High Yields: $108 million of commercial loans and investments at a blended 10.65% yield secured by real estate1 ▪ Alpine Income Property Trust (NYSE: PINE): CTO seeded and externally manages PINE, a pure-place net lease REIT, which generates ~$7.0 million of annual income2

6 © CTO Realty Growth, Inc. | ctoreit.com Strong Retail Leasing Execution As of June 30, 2025 1. Excludes newly leased units that were acquired as vacant, lease amendments, and office leases. Anchors Small Shops 6 YTD 2025 Square Feet New Leases 178,071 Renewals, Options & Extensions 161,246 Total Square Feet Executed 339,317 % of Portfolio Square Feet as of 6/30/2025 6% Comparable Cash Spread1 New Leases 81% Renewals, Options & Extensions 7% Blended 27% Occupancy at Quarter End Current Occupancy 90.2% Leased Occupancy 93.9% Spread 370 bps Strong tenant demand demonstrated by leasing growth 244k SF 95k SF Recently Executed Leases

7 © CTO Realty Growth, Inc. | ctoreit.com Mark-to-Market Opportunity From Recent Store Closings As of June 30, 2025 $2.8M previous/existing in-place base rent 40–60% estimated leasing spread $4–4.5M estimated new base rent 3 Leases ✓ 1 released: 50%+ blended spreads ✓ 1 assigned: no rent interruption ✓ 1 in lease negotiations at a positive spread 3 Leases ✓ 2 released: 35%+ blended spreads ✓ 1 remaining, interest from multiple retailers 4 Leases ✓ 2 released: 180%+ blended spreads ✓ 2 in lease negotiations at positive spreads New Tenants Prior Tenants Mark-to-Market

8 © CTO Realty Growth, Inc. | ctoreit.com Signed-Not-Open (SNO) Schedule As of June 30, 2025 unless otherwise noted. Adjusts for any SNO leases that will be backfilling boxes inhabited as of June 30, 2025. 1. ABR Recognition Timing represents the percent of rent within the SNO pipeline that is expected to actually be recognized within each respective period. SNO pipeline delivers tailwinds from executed leasing in 2025 with almost full recognition starting in early 2026 ABR Recognition Timing1 $4.6M cash base rent $22.07 SNO cash rent PSF 14% cash rent PSF premium to in-place cash rent PSF 4.6% of in-place cash rent 72% cash base rent from anchor tenants 370 bps quarter-end leased-to-occupied spread 12% 94% 100% 2025 2026 2027

9 © CTO Realty Growth, Inc. | ctoreit.com Historical Leasing Upside Since Acquisition As of June 30, 2025 unless otherwise noted.

10 © CTO Realty Growth, Inc. | ctoreit.com Ashley Park ▪ Atlanta, GA ▪ 559,000 sf ▪ 61 acres ▪ 94% Q2 leased occupancy ▪ Closed March 2025 Lake Brandon Village ▪ Tampa, FL ▪ 102,000 sf ▪ 8 acres ▪ 100% Q2 leased occupancy ▪ Closed August 2024 Recent Acquisitions with Average Basis of $165 per SF As of June 30, 2025 unless otherwise noted. Carolina Pavilion ▪ Charlotte, NC ▪ 686,000 sf ▪ 72 acres ▪ 91% Q2 leased occupancy ▪ Closed August 2024 l Millenia Crossing ▪ Orlando, FL ▪ 100,000 sf ▪ 11 acres ▪ 93% Q2 leased occupancy ▪ Closed August 2024 Granada Plaza ▪ Tampa, FL ▪ 74,000 sf ▪ 7 acres ▪ 92% Q2 leased occupancy ▪ Closed December 2024 ▪ Orlando, FL ▪ 315,000 sf ▪ 41 acres ▪ 87% Q2 leased occupancy ▪ Closed March 2024 Marketplace at Seminole

11 © CTO Realty Growth, Inc. | ctoreit.com Collection at Forsyth to Benefit from Development Activity Originated $40.2 Million First Mortgage Loan for Whole Foods Anchored Development ▪ Strategic investment in development located on 35 acres neighboring CTO’s 561,000 SF shopping center, The Collection at Forsyth, in Atlanta, Georgia ▪ Planned development is for 80,000 SF of retail anchored by a 35,500 SF Whole Foods Market ▪ Loan provides for up to $40.2 million of borrowings, representing 66.5% LTC, with an initial term of 30 months and an initial fixed interest rate of 12.15% ▪ CTO has a right of first refusal to purchase the new retail center ▪ Closed November 7, 2024 with $10.6 million in total funded through June 30, 2025 10 Acres Development – Lease Opportunity ▪ Since the announcement of the new Whole Foods location adjacent to our 10 acres of land, we have received strong leasing interest ▪ Currently in discussions with anchor tenant to add an amenity / draw to the Collection at Forsyth broke ground in April 2025 The Collection at Forsyth +Adjacent 10 Acres CTO Property/Land CTO Loan

12 © CTO Realty Growth, Inc. | ctoreit.com Fast Growing Retail-Focused Portfolio in the Southeast/Southwest All values are as of year-end for their respective years, unless otherwise noted. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. 1. In 2019, PINE completed it’s IPO with a portfolio contributed from CTO. It is also the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets. 20191 Q2 2025 Total Portfolio Square Feet 1.8M 5.3M Location Various Southeast & Southwest Annualized Base Rent $27.6M $101.7M % of ABR from Multi-Tenant 28% Multi-Tenant 95% Multi-Tenant % of ABR from Retail & Mixed-Use 60% Retail & Mixed-Use 96% Retail & Mixed-Use % of ABR from Grocery-Anchored Properties 4% Grocery 20% Grocery Value of PINE Shares & Units $32.4M $34.8M as of June 30, 2025 Strong Population Growth & Job Growth • Favorable Tax Status & Business Environment Carolina Pavilion | Charlotte, NC Carolina Pavilion | Charlotte, NC

13 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing 4% 37% Cash ABR % 95% % of ABR from ULI’s Top 30 Markets 1 High-Quality Demographics Percentages listed based on cash ABR excluding the impact of straight-line rent for the Company’s portfolio as of June 30, 2025. Any differences a result of rounding. 1. Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. Rank Market Properties SF % ABR 1 Atlanta, GA 5 1,657 37% 2 Dallas, TX 2 684 11% 3 Richmond, VA 1 392 9% 4 Charlotte, NC 1 694 9% 5 Orlando, FL 3 443 8% 6 Jacksonville, FL 1 211 6% 7 Raleigh, NC 1 322 5% 8 Phoenix, AZ 1 222 4% 9 Albuquerque, NM 1 210 4% 10 Houston, TX 1 201 3% 11 Tampa, FL 2 176 2% 12 Daytona, FL 5 42 2% Total 24 5,254 100% Denotes a MSA with over one million people Bold denotes a Top 30 ULI Market 192,000 Portfolio 5-Mile Population1 $141,000 Portfolio Average 5-Mile Household Income1

14 © CTO Realty Growth, Inc. | ctoreit.com Contractual Rent Bumps & Lease Rollover Schedule As of June 30, 2025. ABR metrics represent cash ABR excluding the impact of straight-line rent. 1. Percent of ABR from tenants or the parents of a tenant. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). Lease Rollover Schedule - % ABR 5% 10% 11% 20% 10% 8% 10% 5% 5% 6% 10% Non-Annual Contractual Rent Increases Contractual Rent 21% Increases At Extension 32% Annual Contractual Rent Increases 37% of Leases Have Contractual Rent Increases in the Current Lease Term 58% No Contractual Rent Increases 10% 90% of Leases Have Contractual Rent Increases Contractual Rent Bumps - % ABR

15 © CTO Realty Growth, Inc. | ctoreit.com Anchor 48% Small Shop 52% Tenant Overview Rank Tenant Credit Rating1 Leases SF (000s) ABR % 1 Fidelity A+ 2 218 4% 2 AMC CCC+ 3 174 4% 3 Best Buy BBB+ 4 142 2% 4 Ross/dd's Discount BBB+ 6 164 2% 5 Dick's Sporting Goods BBB 3 140 2% 6 TJ Maxx/HomeGoods/Marshalls A 5 153 2% 7 Southern University NR 1 60 2% 8 Publix NR 2 99 2% 9 Whole Foods Market AA- 1 60 2% 10 Academy Sports & Outdoors BB+ 2 129 1% 11 Regal Cinemas NR 1 51 1% 12 Nordstrom Rack BB 2 78 1% 13 Darden Restaurants BBB 3 25 1% 14 DSW Shoe Warehouse NR 4 69 1% 15 Burlington BB+ 3 91 1% 16 Harkins Theatres NR 1 56 1% 17 Floor & Decor BB 1 75 1% 18 PetSmart B+ 3 63 1% 19 Barnes & Noble NR 3 75 1% 20 Old Navy BB 3 59 1% Top 20 53 1,981 33% As of June 30, 2025 ABR metrics represent cash ABR excluding the impact of straight-line rent. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Anchor & Small Shop Composition % of ABR Tenant Type % of ABR Single Tenant 5% Multi-Tenant 95% Denotes grocery

16 © CTO Realty Growth, Inc. | ctoreit.com Rank Industry SF (000s) ABR % 1 Casual Dining 381 14% 2 Off-Price Retail 618 8% 3 Entertainment 381 8% 4 Financial Services 295 7% 5 Beauty & Cosmetics 218 6% 6 Healthcare Services 185 6% 7 Apparel 270 6% 8 Specialty Retail 242 5% 9 Sporting Goods 334 5% 10 Fast Casual Restaurant 126 5% 11 Grocery 217 4% 12 Home Furnishings 299 4% 13 Consumer Electronics 183 4% 14 Health & Fitness 173 4% 15 Quick Service Restaurant 73 2% Top 15 3,995 88% Industry Composition As of June 30, 2025 ABR represents cash ABR and excludes the effect of non-cash straight line rent The Collection at Forsyth Cumming, GA

17 © CTO Realty Growth, Inc. | ctoreit.com Structured Investments Portfolio Property Market Type Current Maturity Current Yield Current Amount ($M) Rivana Herndon, VA Washington, D.C. Land Development First Mortgage September 2026 11.00% $42.0 Watters Creek at Montgomery Farm Allen, TX Grocery-Anchored Retail Preferred Equity April 2026 9.50% $30.0 Founders Square Dallas, TX Office First Mortgage March 2026 8.75% $15.0 Series A Preferred Investment 1 New York, NY Las Vegas, NV Entertainment Real Estate Preferred Equity NA 14.00% $10.0 Whole Foods Atlanta, GA Grocery-Anchored Retail First Mortgage May 2027 12.15% $10.6 Other Daytona, FL Retail Promissory Note May 2033 7.00% $0.4 Total Structured Investments 10.65% $108.0 As of June 30, 2025 1. The Series A Preferred Investment is not redeemable prior to July 11, 2029, except upon the occurrence of certain specified events

18 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing 0.1% 13.5% % PINE Company Profile 1. Calculated using annualized Q2 2025 income 2. Based on PINE’s $14.71 per share common stock price as of June 30, 2025 As of June 30, 2025 Dividend Yield2 7.7% Implied Cap Rate 8.8% Number of Properties 129 Number of States with a Property 34 Total Portfolio Square Feet 3.9M Annualized Base Rent $45.3M % of ABR from Investment Grade Rated Tenants 51% % of ABR from Credit-Rated Tenants 81% CTO Q2 2025 Ann. Income from PINE Investment Management Fee Income Dividend Income $4.3M $2.7M Diversified Geographic Footprint by ABR High-Quality Top Tenancy 15.4% CTO’s Ownership Interest in Alpine Income Property Trust $34.8 Million CTO’s Investment in Alpine Income Property Trust1 as of June 30, 2025 2.36 million shares and units at $14.71 share price CTO generates ~$7.0 million1 of annual income managing Alpine Income Property Trust (NYSE: PINE)

19 © CTO Realty Growth, Inc. | ctoreit.com - $100 $100 $83 $324 2025 2026 2027 2028 2029 Unsecured Secured Revolving Credit Facility Balance Sheet Exchange at Gwinnett Buford, GA As of June 30, 2025 1. As of June 30, 2025, the Company has $76.0 million of undrawn commitments, prior to borrowing base limitations, on our Revolving Credit Facility, and $8.6 million of cash on hand 2. The Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. 3. Interest rates are comprised of Daily or Term SOFR plus 10 bps and a pricing spread based on leverage as defined in the related credit agreement. Fixed rates reflect SOFR swaps, see the latest Form 10-Q and 10-K for more details regarding our SOFR swaps. As of 6/30/2025 Fixed/Float Initial Loan Maturity3 Weighted Average Rate Principal Price Plaza Mortgage Fixed Aug 2026 4.06% 18 2026 Term Loan Fixed Mar 2026 2.72% 65 Credit Facility Fixed Jan 2027 4.95% 150 Credit Facility Floating Jan 2027 5.20% 74 2027 Term Loan Fixed Jan 2027 2.80% 100 2028 Term Loan Fixed Jan 2028 5.18% 100 2029 Term Loan Fixed Sep 2029 4.68% 100 Total /Average 4.44% $607 Debt Maturities2 $85M liquidity1 47% net debt to total enterprise value (TEV) 6.9x net debt to pro forma adjusted EBITDA

20 © CTO Realty Growth, Inc. | ctoreit.com 14.2x 13.4x 13.3x 11.9x 11.8x 11.3x 10.0x 9.3x 4.3% 4.6% 4.1% 4.3% 4.4% 4.8% 6.9% 8.8% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% – 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x AKR FRT UE WSR BRX KRG AAT CTO 2025E Core FFO Multiple Peer Average: 2025E Core FFO Multiple Peer Average: Annualized Dividend Yield Annualized Dividend Yield Attractive Valuation and Compelling Dividend Yield As of June 30, 2025 All dividend yields and 2025E Core FFO multiples are based on the closing stock price on June 30, 2025, using current annualized dividends and 2025E Core FFO per share estimates per FactSet as of July 24, 2025 Higher dividend yield and lower multiple relative to its peers Peer Averages 2025E Core FFO Multiple: 12.3x Annualized Dividend Yield: 4.8% Ashford Lane Atlanta, GA

21 © CTO Realty Growth, Inc. | ctoreit.com 2025 Guidance Exchange at Gwinnett Buford, GA $ and shares outstanding in millions, except per share data. 1. See reconciliation of our 2025 Core FFO and AFFO guidance to Net Income Attributable to the Company, per diluted share, in our Earnings Release on page 7. 2. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. Before potential impact from income producing acquisitions and dispositions. Low High Core FFO Per Diluted Share1 $1.80 − $1.86 AFFO Per Diluted Share1 $1.93 − $1.98 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2025 is as follows: The Company’s 2025 guidance includes but is not limited to the following assumptions: Low High Same-Property NOI Growth2 ~1.0% General and Administrative Expenses $17.5 Million − $18.0 Million Investments $100 Million − $200 Million Target Initial Investment Cash Yield 8.00% − 8.50%

22 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA Yonder Yoga John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC) Alexander M. Gordon Vice President, Leasing & Investments ▪ Former Senior Associate, Brokerage & Retail Advisory Services at CBRE (NYSE: CBRE)

23 © CTO Realty Growth, Inc. | ctoreit.com Corporate Responsibility Exchange at Gwinnett Buford, GA Yonder Yoga Fully committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

24 © CTO Realty Growth, Inc. | ctoreit.com Environmental Responsibility Yonder Yoga Over the past ten years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

25 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; credit risk associated with the Company investing in structured investments; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive.

26 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

27 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on July 29, 2025. ▪ All information is as of June 30, 2025, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2025 Guidance” in this presentation is based on the 2025 Guidance provided in the Company’s Second Quarter 2025 Operating Results press release filed on July 29, 2025. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,362,475 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

28 © CTO Realty Growth, Inc. | ctoreit.com Consolidated Statements of Operations CTO Realty Growth, Inc. Three Months Ended Six Months Ended (Unaudited, in thousands, except share, per share and dividend data) June 30, June 30, June 30, June 30, 2025 2024 2025 2024 Revenues Income Properties $ 33,375 $ 25,878 $ 65,047 $ 50,501 Management Fee Income 1,247 1,131 2,425 2,236 Interest Income From Commercial Loans and Investments 3,016 1,441 5,977 2,792 Real Estate Operations — 395 — 1,443 Total Revenues 37,638 28,845 73,449 56,972 Direct Cost of Revenues Income Properties (10,178) (8,080) (19,069) (14,833) Real Estate Operations — (259) — (1,078) Total Direct Cost of Revenues (10,178) (8,339) (19,069) (15,911) General and Administrative Expenses (4,448) (3,459) (9,131) (7,675) Provision for Impairment — (67) — (115) Depreciation and Amortization (15,294) (11,549) (29,658) (22,480) Total Operating Expenses (29,920) (23,414) (57,858) (46,181) Gain on Disposition of Assets — — — 9,163 Loss on Extinguishment of Debt (20,396) — (20,396) — Other Gain (Loss) (20,396) — (20,396) 9,163 Total Operating Income (Loss) (12,678) 5,431 (4,805) 19,954 Investment and Other Income (Loss) (3,687) 1,429 (3,112) (1,830) Interest Expense (6,859) (5,604) (12,995) (11,133) Income (Loss) Before Income Tax Benefit (Expense) (23,224) 1,256 (20,912) 6,991 Income Tax Benefit (Expense) (194) (73) (245) 34 Net Income (Loss) Attributable to the Company (23,418) 1,183 (21,157) 7,025 Distributions to Preferred Stockholders (1,878) (1,871) (3,756) (3,058) Net Income (Loss) Attributable to Common Stockholders $ (25,296) $ (688) $ (24,913) $ 3,967 Per Share Information: Basic and Diluted Net Income (Loss) Attributable to Common Stockholders $ (0.77) $ (0.03) $ (0.78) $ 0.17 Weighted Average Number of Common Shares Basic 32,678,771 22,787,252 32,118,982 22,669,246 Diluted 32,727,831 22,828,148 32,174,574 22,674,796 Dividends Declared and Paid - Preferred Stock $ 0.40 $ 0.40 $ 0.80 $ 0.80 Dividends Declared and Paid - Common Stock $ 0.38 $ 0.38 $ 0.76 $ 0.76

29 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures 1. For the three and six months ended June 30, 2025 and June 30, 2024, interest related to the 2025 Notes was excluded from net income (loss) attributable to the Company to derive FFO, as the impact to net income (loss) attributable to common stockholders would be anti-dilutive. Further, the weighted average shares used to compute per share amounts for FFO Attributable to Common Stockholders per Common Share – Diluted, Core FFO Attributable to Common Stockholders per Common Share - Diluted, and AFFO Attributable to Common Stockholders per Common Share - Diluted do not reflect any dilution related to the ultimate settlement of the 2025 Notes, other than as described below. The 2025 Notes were settled during the six months ended June 30, 2025 and the Company issued 1,089,555 shares of the Company’s common stock in connection with the settlement, therefore the weighted average impact of the issued shares were included in the denominator for this measure for the three and six months ended June 30, 2025. CTO Realty Growth, Inc. Three Months Ended Six Months Ended (Unaudited, in thousands, except share, per share and dividend data) June 30, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Net Income (Loss) Attributable to the Company $ (23,418) $ 1,183 $ (21,157) $ 7,025 Add Back: Effect of Dilutive Interest Related to 2025 Notes (1) — — — — Net Income (Loss) Attributable to the Company, If-Converted $ (23,418) $ 1,183 $ (21,157) $ 7,025 Depreciation and Amortization of Real Estate 15,277 11,532 29,623 22,447 Gain on Disposition of Assets — — — (9,163) Gain on Disposition of Other Assets — (139) — (370) Provision for Impairment — 67 — 115 Realized and Unrealized Loss (Gain) on Investment Securities 4,549 (663) 4,714 3,376 Funds from Operations $ (3,592) $ 11,980 $ 13,180 $ 23,430 Distributions to Preferred Stockholders (1,878) (1,871) (3,756) (3,058) Funds From Operations Attributable to Common Stockholders $ (5,470) $ 10,109 $ 9,424 $ 20,372 Loss on Extinguishment of Debt 20,396 — 20,396 — Amortization of Intangibles to Lease Income (267) 244 (716) 718 Less: Effect of Dilutive Interest Related to 2025 Notes (1) — — — — Core Funds From Operations Attributable to Common Stockholders $ 14,659 $ 10,353 $ 29,104 $ 21,090 Adjustments: Straight-Line Rent Adjustment (712) (346) (1,285) (1,039) Other Depreciation and Amortization (1) (3) (2) (7) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 318 297 685 518 Non-Cash Compensation 1,003 750 2,286 2,137 Adjusted Funds From Operations Attributable to Common Stockholders $ 15,267 $ 11,051 $ 30,788 $ 22,699 FFO Attributable to Common Stockholders per Common Share - Diluted (1) $ (0.17) $ 0.44 $ 0.29 $ 0.90 Core FFO Attributable to Common Stockholders per Common Share - Diluted (1) $ 0.45 $ 0.45 $ 0.90 $ 0.93 AFFO Attributable to Common Stockholders per Common Share - Diluted(1) $ 0.47 $ 0.48 $ 0.96 $ 1.00

30 © CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI Reconciliation 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. CTO Realty Growth, Inc. Three Months Ended Six Months Ended (Unaudited, in thousands) June 30, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Net Income (Loss) Attributable to the Company $ (23,418) $ 1,183 $ (21,157) $ 7,025 Gain on Disposition of Assets — — — (9,163) Loss on Extinguishment of Debt 20,396 — 20,396 — Provision for Impairment — 67 — 115 Depreciation and Amortization 15,294 11,549 29,658 22,480 Amortization of Intangibles to Lease Income 267 (244) 716 (718) Straight-Line Rent Adjustment 712 346 1,285 1,039 Accretion of Tenant Contribution 13 13 26 26 Interest Expense 6,859 5,604 12,995 11,133 General and Administrative Expenses 4,448 3,459 9,131 7,675 Investment and Other Loss (Income) 3,687 (1,429) 3,112 1,830 Income Tax Expense (Benefit) 194 73 245 (34) Real Estate Operations Revenues — (395) — (1,443) Real Estate Operations Direct Cost of Revenues — 259 — 1,078 Management Fee Income (1,247) (1,131) (2,425) (2,236) Interest Income From Commercial Loans and Investments (3,016) (1,441) (5,977) (2,792) Other Non-Recurring Items (1) (97) (303) (207) (553) Less: Impact of Properties Not Owned for the Full Reporting Period (6,545) (214) (14,256) (2,732) Same-Property NOI $ 17,547 $ 17,396 $ 33,542 $ 32,730

31 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma Adjusted EBITDA 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. 2. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investments and disposition activity during the three months ended June 30, 2025. CTO Realty Growth, Inc. Three Months Ended (Unaudited, in thousands) June 30, 2025 Net Loss Attributable to the Company $ (23,418) Depreciation and Amortization of Real Estate 15,277 Unrealized Loss & Realized Gain on Investment Securities 4,549 Distributions to Preferred Stockholders (1,878) Loss on Extinguishment of Debt 20,396 Amortization of Intangibles to Lease Income (267) Straight-Line Rent Adjustment (712) Other Depreciation and Amortization (1) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 318 Non-Cash Compensation 1,003 Other Non-Recurring Items (1) (97) Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 6,542 Adjusted EBITDA $ 21,712 Annualized Adjusted EBITDA $ 86,848 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net (2) — Pro Forma Adjusted EBITDA $ 86,848 Total Long-Term Debt $ 605,351 Financing Costs, Net of Accumulated Amortization 1,449 Cash and Cash Equivalents (8,551) Net Debt $ 598,249 Net Debt to Pro Forma Adjusted EBITDA 6.9 x

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